Exhibit 99.b

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

IN RE ORMAT TECHNOLOGIES, INC. DERIVATIVE LITIGATION	Case No. 18-cv-00439

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF CONSOLIDATED

DERIVATIVE ACTION

TO:	ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE SECURITIES OF ORMAT TECHNOLOGIES, INC. (“ORMAT” OR THE “COMPANY”) AS OF DECEMBER 2, 2020 (THE “RECORD DATE”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE CAPTIONED CONSOLIDATED DERIVATIVE ACTION (THE “CONSOLIDATED DERIVATIVE ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD ORMAT COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THIS ACTION IS NOT A CLASS ACTION. THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation. This Notice is provided by Order of the United States District Court for the District of Nevada (the “Court”). This Notice is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation of Settlement dated July 10, 2020 (“Stipulation”). A link to the Form 8-K filed with the SEC containing the text of the Stipulation may be found on Ormat’s website at https://investor.ormat.com/corporate-profile/default.aspx.

I.	WHY HAS THE COMPANY ISSUED THIS NOTICE

Your rights may be affected by the settlement of the consolidated action styled In Re Ormat Technologies, Inc. Derivative Litigation, Case No. 18-cv-0049 filed in the Court (the “Consolidated Derivative Action”). Plaintiff Melvyn Klein, on behalf of himself and derivatively on behalf of Ormat Technologies, Inc. (“Ormat”); Defendants Todd C. Freeland, Ravi Barniv, Robert F. Clark, Dafna Sharir, Dan M. Falk, David Granot, Yuichi Nishigori, Stanley B. Stern, Byron G. Wong, Gillon Beck, Ami Boehm, Robert E. Joyal, Stan H. Koyangi, Isaac Angel, and Doron Blachar (the “Settling Defendants”); and Nominal Party Ormat (Plaintiffs, Settling Defendants, and Ormat collectively, the “Settling Parties”), have agreed upon terms to settle the above referenced litigation and have signed the Stipulation setting forth the settlement terms.

On March 22, 2021, at 10:00 a.m., the Court will hold a hearing (the “Settlement Hearing”) in the Consolidated Derivative Action, either in person, telephonically, or via video. The purpose of the Settlement Hearing is to determine (i) whether the Settlement is fair, reasonable and adequate (ii) whether a final judgment should be entered and the Consolidated Derivative Action should be dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	WHAT IS THE CONSOLIDATED DERIVATIVE ACTION ABOUT?

On September 11, 2018, Plaintiff Melvyn Klein filed a shareholder derivative suit on behalf of Ormat in the Court (No. 18-cv-00439) against the Company’s Board of Directors (“Klein Director Defendants”), the Chief Executive Officer and the Chief Financial Officer (“Klein Action”) and naming the Company as nominal defendant. The Klein Action complaint alleges breach of fiduciary duties, unjust enrichment, waste of corporate assets against all Defendants, and also asserts a claim under Section 14(a) of the Exchange Act against the Klein Director Defendants. On October 22, 2018, another shareholder derivative suit on behalf of the Company was commenced in the United States District Court for the District Court of Nevada (No. 18-cv-00500) by Plaintiff Gary Matthew (“Matthew Action”) against the Company’s current Board of Directors and three past directors (“Matthew Director Defendants”). The Matthew Action complaint alleges breach of fiduciary duties against all defendants.

The parties to the Klein Action and the Matthew Action conferred to organize and streamline the prosecution of the claims asserted on behalf of Ormat. Accordingly, on January 24, 2019, the Court entered an order consolidating the Klein Action and Matthew Action (“Consolidated Derivative Action”) and staying all deadlines and hearings in the Consolidated Derivative Action pending entry of an order on the motion to dismiss the Mac Costas et al v. Ormat Technologies Inc. et al. class action (“Federal Class Action”), also filed in the Court (No. 3:18-cv-00271).

After the Court issued a decision on the motion to dismiss the Federal Class Action, the parties agreed to participate in a mediation in an effort to settle both the Federal Class Action and the Consolidated Derivative Action. Accordingly, the Settling Parties filed a stipulation to extend the stay in the Consolidated Derivative Action, pending the outcome of the agreed to mediation, which the Court granted. Prior to the commencement of mediation, on February 19, 2020, the Plaintiffs sent a demand that Ormat engage in certain corporate “therapeutics” in resolution of the claims.

On March 11, 2020, the Settling Parties participated in a full day mediation before Jed D. Melnick, Esq. in New York, New York. The mediation involved the parties’ protracted effort to settle the claims through extensive negotiations and consultation with experienced legal counsel who were fully competent to assess the strengths and weaknesses of their respective clients’ claims or defenses.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at a link on Ormat’s website at the Investor Relations page at https://investor.ormat.com/corporate-profile/default.aspx.

Plaintiff and Ormat have conducted in depth negotiations over an extended period of time regarding certain corporate governance policies related to, among other things, the Company’s internal controls over accounting and tax reporting, compliance with applicable laws, rules and regulations regarding financial reporting, encouragement of internal reporting of Company problems and director and employee education. Ormat acknowledges and agrees that the corporate governance policies set forth in the Settlement Term Sheet annexed to the Stipulation as Exhibit A confer substantial benefits upon Ormat and its stockholders. Ormat also acknowledges that the commencement, prosecution, and settlement of the Consolidated Derivative Action were material and substantial factors for the Company’s decision to adopt, implement, and maintain the corporate governance reforms set forth in the Settlement Term Sheet. Please refer to Exhibit A attached to the Stipulation for the full corporate governance terms.

IV.	REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Consolidated Derivative Action, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation and Plaintiffs’ Counsel believe that the Settlement is in the best interests of the Settling Parties, Ormat and its stockholders.

A.	Why did the Settling Defendants Agree to Settle?

The Settling Defendants have denied and continue to deny each and every one of the claims and contentions alleged by the Plaintiffs in the Consolidated Derivative Action. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Consolidated Derivative Action. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Ormat or its stockholders, or that Plaintiff, Ormat, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Consolidated Derivative Action or otherwise. The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Ormat and its stockholders.

Notwithstanding the above, the Settling Defendants have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex litigation like the Consolidated Derivative Action, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens and uncertainties associated with continued litigation of the claims asserted in the Consolidated Derivative Action, (b) finally put to rest those claims and the underlying matters, and (c) confer substantial benefits upon them, including further avoidance of disruption of their businesses and lives due to the pendency and defense of the Consolidated Derivative Action. The Settling Defendants have thus determined that it is desirable and beneficial that the Consolidated Derivative Action, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

B.	Why Did Plaintiffs Agree to Settle?

Plaintiff and Plaintiff’s Counsel believe that the claims asserted in the Consolidated Derivative Action have merit. However, Plaintiff and Plaintiff’s Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Consolidated Derivative Action against the Settling Defendants through trial and potential appeals. Plaintiff and Plaintiff’s Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Consolidated Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and Plaintiff’s Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Consolidated Derivative Action. Based on their evaluation, Plaintiff and Plaintiff’s Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Ormat and its stockholders.

V.	SETTLEMENT HEARING

On March 22, 2021, at 10:00 a.m., the Court will hold the Settlement Hearing at the United States District Court for the District of Nevada, 400 S. Virginia St., Reno, NV 89501, either in person, telephonically or via video. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable and adequate and thus should be finally approved, and whether the Consolidated Action should be dismissed with prejudice pursuant to the Stipulation.

Pending determination of whether the Settlement should be approved, no Ormat stockholder, either directly, representatively, derivatively or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency or other tribunal asserting any of the Released Claims.

VI.	RIGHT TO ATTEND SETTLEMENT HEARING

Any current Ormat stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before attending the Court. Current Ormat stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.

VII.	RIGHT TO OBJECT TO THE PROPOSED DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO

Any current Ormat stockholder may appear and show cause, if he, she or it has any reason why the Settlement of the Consolidated Derivative Action should not be approved as fair, reasonable and adequate, or why a judgment should not be entered thereon. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow the below procedures:

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1.	Your name, legal address, and telephone number;
2.	The case name and number (In re Ormat Technologies, Inc. Derivative Litigation, Case No. 18-cv-0049);

3.	Proof of being a Ormat stockholder as of the Record Date, December 2, 2020;
4.	The date(s) you acquired your Ormat shares;
5.	A statement of each objection being made;
6.	Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear);
7.	Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony; and
8.	The identities of any cases, by name, court, and docket number, in which the objector or his, her, or its attorney has objected to a settlement in the last three years..

The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court

All written objections and supporting papers must be submitted to the Court either by mailing them to:

Clerk of the Court

United States District Court

District of Nevada

400 S. Virginia St.

Reno, NV 89501

OR by filing them in person at any location of the United States District Court for the District of Nevada.

YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN FEBRUARY 22, 2021.

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.

VIII.	HOW TO OBTAIN ADDITIONAL INFORMATION REGARDING THE SETTLEMENT

This Notice summarizes the proposed Settlement. It is not a complete statement of the events of the action or the Settlement contained in the Stipulation. The Stipulation is the controlling document describing the proposed Settlement and its terms govern anything to the contrary in this Notice.

You may inspect the Stipulation and other papers in the Consolidated Action at the United States District Clerk’s office at any time during regular business hours of each business day that the Court is open to the public. The Clerk’s office is located at the United States District Court for the District of Nevada, 400 S. Virginia St., Reno, NV 89501. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at https://investor.ormat.com/corporate-profile/default.aspx. You can also access the Court docket in this case through the Public Access to Court Electronic Records (PACER) system at https://ecf.nvd.uscourts.gov. You can also contact Plaintiffs’ Counsel at: Thomas J. McKenna, Gainey McKenna & Egleston, 501 Fifth Avenue, 19th Floor, New York, New York 10017, telephone: 212-983-1300, facsimile: 212-983¬0383.

***PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS SETTLEMENT***

DATED: December 2, 2020

BY ORDER OF THE UNITED
STATES DISTRICT COURT FOR THE
DISTRICT OF NEVADA

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